UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Materials Pursuant to Section 240.14a-12
CAREMARK RX, INC.
(Name of Registrant as Specified in its Charter)
EXPRESS SCRIPTS, INC.
KEW CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXHIBIT INDEX

Exhibit No
99.1	Express Scripts Press Release, dated March 14, 2007
99.2	Express Scripts Advertisment published in the Wall Street Journal on March 14, 2007
99.3	Express Scripts Press Release, dated March 14, 2007

FOR IMMEDIATE RELEASE

Investor Contacts:	Media Contacts:
Edward Stiften, Chief Financial Officer	Steve Littlejohn, VP, Public Affairs
David Myers, Vice President, Investor Relations	(314) 702-7556
(314) 702-7173

Laurie Connell	Joele Frank / Jamie Moser
MacKenzie Partners, Inc.	Joele Frank, Wilkinson Brimmer Katcher
(212) 929-5500	(212) 355-4449
GLASS LEWIS REITERATES CAREMARK STOCKHOLDERS
SHOULD VOTE AGAINST CVS ACQUISITION
St. Louis, March 14, 2007 — Express Scripts, Inc. (Nasdaq: ESRX) today announced that Glass, Lewis & Co. (“Glass Lewis”), a leading independent voting advisory service, reiterated to its clients that Caremark stockholders should vote AGAINST the proposed acquisition of Caremark Rx, Inc., (NYSE: CMX) by CVS Corporation (NYSE: CVS) at Caremark’s special meeting of stockholders on March 16, 2007.
In its recommendation, Glass Lewis stated*:
“As discussed in our initial report, we are not convinced that the process used by the Company and board resulted in shareholders receiving as big a stake as they deserved in the proposed, combined entity.”
“Though the incremental bumps to the cash dividend have been noted, CVS’ ability to raise its offer multiple times over its original agreement calls into question the negotiating skills of the Caremark directors. We remind investors that this board endorsed the original agreement which lacked any cash dividend. In this instance, we believe investors should be skeptical of the board’s opinion regarding the value of Caremark. Blindly following the Caremark directors’ lead would have left shareholders at least $3.3 billion poorer.”
“Given these considerations, we feel the CVS deal should be rejected based on what appears to have been a flawed negotiating process. ...we feel investors should remain concerned that the board of Caremark has not done all it could to ensure that shareholders stand to receive the highest value in any sale or merger of a Company.”
“That CVS was allowed to negotiate from the enviable position as the sole bidder for Caremark should concern investors.”

“By rejecting the current CVS proposal, shareholders can better ensure they are receiving maximum value by restarting and opening the process. We also believe the market can bear a higher price, as evidenced by Express Scripts current superior offer.”
“Caremark did not undertake a process that ensured it would receive ’best and final’ proposals from all suitors, including preferred strategic partners, in our opinion.”
     George Paz, president, chief executive officer and chairman of Express Scripts, commented, “We are pleased Glass Lewis has reiterated its recommendation that Caremark stockholders vote AGAINST the acquisition of Caremark by CVS. Clearly Glass Lewis recognizes that the Caremark Board ran a flawed process and that value destruction is inherent in the proposed CVS transaction. We continue to focus on creating the best long term value for Express Scripts and Caremark stockholders. Meanwhile, Caremark continues press ahead with a flawed process, leaving the best interests of their stockholders behind.”
     Caremark stockholders must vote AGAINST the CVS merger proposal in order to receive more from Express Scripts or anyone else. Vote the GOLD proxy card AGAINST a flawed merger process to enhance the value of your investment.
     Skadden, Arps, Slate, Meagher & Flom LLP, Arnold & Porter LLP, and Young Conaway Stargatt & Taylor, LLP are acting as legal counsel to Express Scripts, and Citigroup Corporate and Investment Banking and Credit Suisse are acting as financial advisors. MacKenzie Partners, Inc. is acting as proxy advisor to Express Scripts.
*Permission to use quotations was neither sought nor obtained.
About Express Scripts
     Express Scripts, Inc. is one of the largest PBM companies in North America, providing PBM services to over 50 million members. Express Scripts serves thousands of client groups, including managed-care organizations, insurance carriers, employers, third-party administrators, public sector, and union-sponsored benefit plans.
     Express Scripts provides integrated PBM services, including network-pharmacy claims processing, home delivery services, benefit-design consultation, drug-utilization review, formulary management, disease management, and medical- and drug-data analysis services. The Company also distributes a full range of injectable and infusion biopharmaceutical products directly to patients or their physicians, and provides extensive cost-management and patient-care services.
     Express Scripts is headquartered in St. Louis, Missouri. More information can be found at www.express-scripts.com, which includes expanded investor information and resources.

Safe Harbor Statement
This press release contains forward-looking statements, including, but not limited to, statements related to the Company’s plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:
•	uncertainties associated with our acquisitions, which include integration risks and costs, uncertainties associated with client retention and repricing of client contracts, and uncertainties associated with the operations of acquired businesses

•	costs and uncertainties of adverse results in litigation, including a number of pending class action cases that challenge certain of our business practices

•	investigations of certain PBM practices and pharmaceutical pricing, marketing and distribution practices currently being conducted by the U.S. Attorney offices in Philadelphia and Boston, and by other regulatory agencies including the Department of Labor, and various state attorneys general

•	changes in average wholesale prices (“AWP”), which could reduce prices and margins, including the impact of a proposed settlement in a class action case involving First DataBank, an AWP reporting service

•	uncertainties regarding the implementation of the Medicare Part D prescription drug benefit, including the financial impact to us to the extent that we participate in the program on a risk-bearing basis, uncertainties of client or member losses to other providers under Medicare Part D, and increased regulatory risk

•	uncertainties associated with U.S. Centers for Medicare & Medicaid’s (“CMS”) implementation of the Medicare Part B Competitive Acquisition Program (“CAP”), including the potential loss of clients/revenues to providers choosing to participate in the CAP

•	our ability to maintain growth rates, or to control operating or capital costs

•	continued pressure on margins resulting from client demands for lower prices, enhanced service offerings and/or higher service levels, and the possible termination of, or unfavorable modification to, contracts with key clients or providers

•	competition in the PBM and specialty pharmacy industries, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers

•	results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations

•	increased compliance relating to our contracts with the DoD TRICARE Management Activity and various state governments and agencies

•	the possible loss, or adverse modification of the terms, of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers or interruption of the supply of any pharmaceutical products

•	the possible loss, or adverse modification of the terms, of contracts with pharmaciesin our retail pharmacy network

•	the use and protection of the intellectual property we use in our business

•	our leverage and debt service obligations, including the effect of certain covenants in our borrowing agreements

•	our ability to continue to develop new products, services and delivery channels

•	general developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs

•	increase in credit risk relative to our clients due to adverse economic trends

•	our ability to attract and retain qualified personnel

•	other risks described from time to time in our filings with the SEC
Risks and uncertainties relating to the proposed transaction that may impact forward-looking statements include but are not limited to:
•	Express Scripts and Caremark may not enter into any definitive agreement with respect to the proposed transaction

•	required regulatory approvals may not be obtained in a timely manner, if at all

•	the proposed transaction may not be consummated

•	the anticipated benefits of the proposed transaction may not be realized

•	the integration of Caremark’s operations with Express Scripts may be materially delayed or may be more costly or difficult than expected

•	the proposed transaction would materially increase leverage and debt service obligations, including the effect of certain covenants in any new borrowing agreements.
We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Important Information
Express Scripts has filed a proxy statement and proxy supplement in connection with Caremark’s special meeting of stockholders at which the Caremark stockholders will consider the CVS Merger Agreement and matters in connection therewith. Express Scripts stockholders are strongly advised to read that proxy statement and proxy supplement and the accompanying form of GOLD proxy card, as they contain important information. Express Scripts also intends to file a proxy statement in connection with Caremark’s annual meeting of stockholders at which the Caremark stockholders will vote on the election of directors to the board of directors of Caremark. Express Scripts stockholders are strongly advised to read this proxy statement and the accompanying proxy card when they become available, as each will contain important information. Stockholders may obtain each proxy statement, proxy card and any amendments or supplements thereto which are or will be filed with the Securities and Exchange Commission (“SEC”) free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com.

In addition, this material is not a substitute for the prospectus/offer to exchange and registration statement that Express Scripts has filed with the SEC regarding its exchange offer for all of the outstanding shares of common stock of Caremark. Investors and security holders are urged to read these documents, all other applicable documents, and any amendments or supplements thereto when they become available, because each contains or will contain important information. Such documents are or will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com.
Express Scripts and its directors, executive officers and other employees may be deemed to be participants in any solicitation of Express Scripts or Caremark shareholders in connection with the proposed transaction. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ proxy statement, dated April 18, 2006, filed in connection with its 2006 annual meeting of stockholders. Additional information about the interests of potential participants is included in the proxy statement filed in connection with Caremark’s special meeting to approve the proposed merger with CVS and will be included in any proxy statement regarding the proposed transaction. We have also filed additional information regarding our solicitation of stockholders with respect to Caremark’s annual meeting on a Schedule 14A pursuant to Rule 14a-12 on January 9, 2007.
###

Exhibit 99.2
An Important Message From Express Scripts
CAREMARK STOCKHOLDERS
VOTE AGAINST CAREMARK’S MERGER WITH CVS!
Caremark Stockholders Deserve Better
I. THE CVS MERGER IS FUNDAMENTALLY FLAWED

•	It is a prime example of a board not working in the best interests of its stockholders:
–	Pays only a nominal cash consideration through a dividend funded 45.5% by Caremark stockholders

–	The limited post-closing tender offer provides no guaranteed benefit to Caremark stockholders
•	Caremark stockholders can only be sure of a full and fair price with an open and fair process.
II. CAREMARK HAS BETTER OPTIONS THAN CVS

•	Since 1997, Express Scripts has grown 1,595% as opposed to 235% for CVS.*

•	History shows that vertical PBM mergers destroy value — time and time again.

•	If Caremark stockholders want cash, Caremark can independently pay a $7.50 dividend — or more!
III. THE EXPRESS SCRIPTS OFFER IS BETTER

•	We believe in the significant value creation of an Express Scripts-Caremark combination.

•	We offer more value than CVS — more cash and a higher-growth stock.

•	We are ready, willing and able to commence due diligence — and to potentially increase our offer.

•	We will be at the table as soon as Caremark runs an open and fair process.

•	We believe that we’ll obtain antitrust approval and close no later than the third quarter.

•	We believe that you, the stockholders — not Caremark’s board — forced CVS to offer the special dividend.

DON’T LET THE CAREMARK BOARD LEAVE MORE MONEY ON THE TABLE
Protect Your Investment — Vote Down a Flawed Process
VOTE YOUR GOLD PROXY CARD AGAINST
THE CVS TRANSACTION NOW

We make the use of prescription drugs safer and more affordable.
2007 Express Scripts, Inc. All Rights Reserved 07-05261
Safe Harbor Statement
This advertisement contains forward-looking statements, including, but not limited to, statements related to the Company’s plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to: uncertainties associated with our acquisitions, which include integration risks and costs, uncertainties associated with client retention and repricing of client contracts, and uncertainties associated with the operations of acquired businesses; costs and uncertainties of adverse results in litigation, including a number of pending class action cases that challenge certain of our business practices; investigations of certain PBM practices and pharmaceutical pricing, marketing and distribution practices currently being conducted by the U.S. Attorney offices in Philadelphia and Boston, and by other regulatory agencies including the Department of Labor, and various state attorneys general; changes in average wholesale prices (“AWP”), which could reduce prices and margins, including the impact of a proposed settlement in a class action case involving First DataBank, an AWP reporting service; uncertainties regarding the implementation of the Medicare Part D prescription drug benefit, including the financial impact to us to the extent that we participate in the program on a risk-bearing basis, uncertainties of client or member losses to other providers under Medicare Part D, and increased regulatory risk; uncertainties associated with U.S. Centers for Medicare & Medicaid’s (“CMS”) implementation of the Medicare Part B Competitive Acquisition Program (“CAP”), including the potential loss of clients/revenues to providers choosing to participate in the CAP; our ability to maintain growth rates, or to control operating or capital costs; continued pressure on margins resulting from client demands for lower prices, enhanced service offerings and/or higher service levels, and the possible termination of, or unfavorable modification to, contracts with key clients or providers; competition in the PBM and specialty pharmacy industries, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers; results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations; increased compliance relating to our contracts with the DoD TRICARE Management Activity and various state governments and agencies; the possible loss, or adverse modification of the terms, of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers or interruption of the supply of any pharmaceutical products; the possible loss, or adverse modification of the terms, of contracts with pharmacies in our retail pharmacy network; the use and protection of the intellectual property we use in our business; our leverage and debt service obligations, including the effect of certain covenants in our borrowing agreements; our ability to continue to develop new products, services and delivery channels; general developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs; increase in credit risk relative to our clients due to adverse economic trends; our ability to attract and retain qualified personnel; other risks described from time to time in our filings with the SEC. Risks and uncertainties relating to the proposed transaction that may impact forward-looking statements include but are not limited to: Express Scripts and Caremark may not enter into any definitive agreement with respect to the proposed transaction; required regulatory approvals may not be obtained in a timely manner, if at all; the proposed transaction may not be consummated; the anticipated benefits of the proposed transaction may not be realized; the integration of Caremark’s operations with Express Scripts may be materially delayed or may be more costly or difficult than expected; the proposed transaction would materially increase leverage and debt service obligations, including the effect of certain covenants in any new borrowing agreements. We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Important Information
Express Scripts has filed a proxy statement and proxy supplement in connection with Caremark’s special meeting of stockholders at which the Caremark stockholders will consider the CVS Merger Agreement and matters in connection therewith. Express Scripts stockholders are strongly advised to read that proxy statement and proxy supplement and the accompanying form of GOLD proxy card, as they contain important information. Express Scripts also intends to file a proxy statement in connection with Caremark’s annual meeting of stockholders at which the Caremark stockholders will vote on the election of directors to the board of directors of Caremark. Express Scripts stockholders are strongly advised to read this proxy statement and the accompanying proxy card when they become available, as each will contain important information. Stockholders may obtain each proxy statement, proxy card and any amendments or supplements thereto which are or will be filed with the Securities and Exchange Commission (“SEC”) free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com. In addition, this material is not a substitute for the prospectus/offer to exchange and registration statement that Express Scripts has filed with the SEC regarding its exchange offer for all of the outstanding shares of common stock of Caremark. Investors and security holders are urged to read these documents, all other applicable documents, and any amendments or supplements thereto when they become available, because each contains or will contain important information. Such documents are or will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com. Express Scripts and its directors, executive officers and other employees may be deemed to be participants in any solicitation of Express Scripts or Caremark shareholders in connection with the proposed transaction. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ proxy statement, dated April 18, 2006, filed in connection with its 2006 annual meeting of stockholders. Additional information about the interests of potential participants is included in the proxy statement filed in connection with Caremark’s special meeting to approve the proposed merger with CVS and will be included in any proxy statement regarding the proposed transaction. We have also filed additional information regarding our solicitation of stockholders with respect to Caremark’s annual meeting on a Schedule 14A pursuant to Rule 14a-12 on January 9, 2007.
* These numbers reflect a correction from yesterday’s placement.

If you have any questions or need assistance in voting the GOLD proxy card AGAINST the proposed
Caremark/CVS merger, please contact our proxy advisor MacKenzie Partners at the numbers below.
Remember, even if you have already voted Caremark’s white proxy, you have every right to change your vote by executing the GOLD proxy card since only your latest dated proxy card will be counted at the special meeting.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: expressscripts@mackenziepartners.com

FOR IMMEDIATE RELEASE

Investor Contacts:	Media Contacts:
Edward Stiften, Chief Financial Officer	Steve Littlejohn, VP, Public Affairs
David Myers, Vice President, Investor Relations	(314) 702-7556
(314) 702-7173

Laurie Connell	Joele Frank / Jamie Moser
MacKenzie Partners, Inc.	Joele Frank, Wilkinson Brimmer Katcher
(212) 929-5500	(212) 355-4449
EXPRESS SCRIPTS URGES CAREMARK STOCKHOLDERS
NOT TO LEAVE MONEY ON THE TABLE
Urges Caremark Stockholders to Vote GOLD Proxy Card AGAINST
The Flawed Caremark Merger Process
St. Louis, March 14, 2007 —Express Scripts, Inc. (Nasdaq: ESRX) today issued an open letter to Caremark Rx, Inc. (NYSE: CMX) stockholders urging them to vote against the proposed acquisition of Caremark by CVS Corporation (NYSE: CVS).
Dear Caremark Stockholder:
If you want more money, you should vote against the CVS transaction. Express Scripts knows Caremark stockholders want more value. We do too. If we discover additional value during due diligence, it is only logical that we could increase our offer. In addition, we are confident that the upside potential of a combined Express Scripts-Caremark will deliver enhanced value stockholders seek.
Caremark’s flawed process has left money on the table. By refusing to talk to Express Scripts, the Caremark Board continues to waste opportunities to obtain the highest value for Caremark stockholders.
Don’t Let the Caremark Board Leave More Money on the Table
•	More value from greater synergies. If we were able to identify additional value during confirmatory due diligence, including if we determine that there are greater net synergies beyond what we have reflected in our analysis thus far, it could result in an increase to our offer price. Given that CVS and Caremark have identified $500 million of PBM-driven synergies, isn’t it common sense that Express Scripts will be able to generate even more synergies?

•	More value from a better currency and greater cash component. The Express Scripts currency is stronger and more valuable to Caremark stockholders than a weaker CVS currency. Express Scripts has significantly outperformed CVS since 1997, with total stockholder returns of 1595% to 235%, respectively.
We are offering $29.25 in cash for each share of Caremark stock. On March 7, 2007, the Company announced that it will pay additional cash consideration of approximately 6 percent per annum on the $29.25 cash portion of Express Scripts’ offer. This increased consideration of $0.00481 of cash per share per day will accrue commencing on April 1, 2007, through the closing date of Express Scripts’ acquisition of Caremark, or 45 days after the Company receives Federal Trade Commission approval of the transaction, whichever comes first. In its acquisition by CVS, Caremark stockholders would obtain only a nominal cash consideration of which they themselves will fund 45.5%.

•	More value from greater upside. We recently increased 2007 diluted earnings per share guidance of $4.14 to $4.26 reflects growth of 26% to 29% over 2006. However, Express Scripts’ stock currently trades at a P/E multiple of 19.5 times, which is a discount to our historical P/E multiple, which has averaged 20 to 22 times. Based on the current P/E level and our strong outlook for the future, we believe there is significant upside to our stock price in the short-term as well as in the long-term.

•	More value from a proven model. Horizontal combinations between PBMs are proven value generators. The Express Scripts offer delivers you greater and more certain value and is based on a proven model of horizontal integration. On the other hand, history shows that the vertical CVS/Caremark combination will destroy value. Clients pay PBMs for the savings they are able to obtain from their management of the pharmaceutical supply chain to drive down costs and make them more competitive. Retail is part of that chain, making vertical transactions illogical and value destructive.
     We believe we can consummate a transaction with Caremark no later than the third quarter of 2007, and have taken a number of tangible and important steps to do so. We have committed financing, commenced an exchange offer, and nominated a slate of four independent directors to Caremark’s Board.
     Furthermore, we have filed a proxy statement with the Securities and Exchange Commission in connection with seeking the approval of our stockholders to issue shares of Express Scripts common stock in connection with the exchange offer. We intend to announce the record date and the date of the meeting of our stockholders for the approval of the proposed share issuance as soon as practicable and expect that the meeting regarding such approval will be held in May.
     There is a real opportunity to create more value for Caremark stockholders. The Caremark Board must allow Express Scripts to identify and deliver additional synergies. It’s now time to vote AGAINST a flawed process; a speculative, unproven vertical transaction; and less than maximum value. You must vote AGAINST the CVS merger proposal in order to benefit from a competitive bidding process.
     Vote the GOLD proxy card TODAY AGAINST the proposed CVS merger.
     Skadden, Arps, Slate, Meagher & Flom LLP, Arnold & Porter LLP, and Young Conaway Stargatt & Taylor, LLP are acting as legal counsel to Express Scripts, and Citigroup Corporate and Investment Banking and Credit Suisse are acting as financial advisors. MacKenzie Partners, Inc. is acting as proxy advisor to Express Scripts.

Safe Harbor Statement
This press release contains forward-looking statements, including, but not limited to, statements related to the Company’s plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:
•	uncertainties associated with our acquisitions, which include integration risks and costs, uncertainties associated with client retention and repricing of client contracts, and uncertainties associated with the operations of acquired businesses

•	costs and uncertainties of adverse results in litigation, including a number of pending class action cases that challenge certain of our business practices

•	investigations of certain PBM practices and pharmaceutical pricing, marketing and distribution practices currently being conducted by the U.S. Attorney offices in Philadelphia and Boston, and by other regulatory agencies including the Department of Labor, and various state attorneys general

•	changes in average wholesale prices (“AWP”), which could reduce prices and margins, including the impact of a proposed settlement in a class action case involving First DataBank, an AWP reporting service

•	uncertainties regarding the implementation of the Medicare Part D prescription drug benefit, including the financial impact to us to the extent that we participate in the program on a risk-bearing basis, uncertainties of client or member losses to other providers under Medicare Part D, and increased regulatory risk

•	uncertainties associated with U.S. Centers for Medicare & Medicaid’s (“CMS”) implementation of the Medicare Part B Competitive Acquisition Program (“CAP”), including the potential loss of clients/revenues to providers choosing to participate in the CAP

•	our ability to maintain growth rates, or to control operating or capital costs

•	continued pressure on margins resulting from client demands for lower prices, enhanced service offerings and/or higher service levels, and the possible termination of, or unfavorable modification to, contracts with key clients or providers

•	competition in the PBM and specialty pharmacy industries, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers

•	results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations

•	increased compliance relating to our contracts with the DoD TRICARE Management Activity and various state governments and agencies

•	the possible loss, or adverse modification of the terms, of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers or interruption of the supply of any pharmaceutical products

•	the possible loss, or adverse modification of the terms, of contracts with pharmaciesin our retail pharmacy network

•	the use and protection of the intellectual property we use in our business

•	our leverage and debt service obligations, including the effect of certain covenants in our borrowing agreements

•	our ability to continue to develop new products, services and delivery channels

•	general developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs

•	increase in credit risk relative to our clients due to adverse economic trends

•	our ability to attract and retain qualified personnel

•	other risks described from time to time in our filings with the SEC
Risks and uncertainties relating to the proposed transaction that may impact forward-looking statements include but are not limited to:
•	Express Scripts and Caremark may not enter into any definitive agreement with respect to the proposed transaction

•	required regulatory approvals may not be obtained in a timely manner, if at all

•	the proposed transaction may not be consummated

•	the anticipated benefits of the proposed transaction may not be realized

•	the integration of Caremark’s operations with Express Scripts may be materially delayed or may be more costly or difficult than expected

•	the proposed transaction would materially increase leverage and debt service obligations, including the effect of certain covenants in any new borrowing agreements.
We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Important Information
Express Scripts has filed a proxy statement and proxy supplement in connection with Caremark’s special meeting of stockholders at which the Caremark stockholders will consider the CVS Merger Agreement and matters in connection therewith. Express Scripts stockholders are strongly advised to read that proxy statement and proxy supplement and the accompanying form of GOLD proxy card, as they contain important information. Express Scripts has also filed a preliminary proxy statement in connection with a special meeting of Express Scripts stockholders to approve the issuance of additional shares of Express Scripts common stock to be used in the potential acquisition of Caremark and intends to file a proxy statement in connection with Caremark’s annual meeting of stockholders at which the Caremark stockholders will vote on the election of directors to the board of directors of Caremark. Express Scripts stockholders are strongly advised to read these proxy statements and the accompanying proxy cards when they become available, as each will contain important information. Stockholders may obtain each proxy statement, proxy card and any amendments or supplements thereto which are or will be filed with the Securities and Exchange Commission (“SEC”) free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com.
In addition, this material is not a substitute for the prospectus/offer to exchange and registration statement that Express Scripts has filed with the SEC regarding its exchange offer for all of the outstanding shares of common stock of Caremark. Investors and security holders are urged to read these documents, all other applicable documents, and any amendments or supplements thereto when they become available, because each contains or will contain important information. Such documents are or will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to MacKenzie Partners, Inc., at 800-322-2885 or by email at expressscripts@mackenziepartners.com.
Express Scripts and its directors, executive officers and other employees may be deemed to be participants in any solicitation of Express Scripts or Caremark shareholders in connection with the proposed transaction. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ proxy statement, dated April 18, 2006, filed in connection with its 2006 annual meeting of stockholders. Additional information about the interests of potential participants is included in the proxy statement filed in connection with Caremark’s special meeting to approve the proposed merger with CVS and will be included in any proxy statement regarding the proposed transaction. We have also filed additional information regarding our solicitation of stockholders with respect to Caremark’s annual meeting on a Schedule 14A pursuant to Rule 14a-12 on January 9, 2007.
About Express Scripts
Express Scripts, Inc. is one of the largest PBM companies in North America, providing PBM services to over 50 million members. Express Scripts serves thousands of client groups, including managed-care organizations, insurance carriers, employers, third-party administrators, public sector, and union-sponsored benefit plans.
Express Scripts provides integrated PBM services, including network-pharmacy claims processing, home delivery services, benefit-design consultation, drug-utilization review, formulary management, disease management, and medical- and drug-data analysis services. The Company also distributes a full range of injectable and infusion biopharmaceutical products directly to patients or their physicians, and provides extensive cost-management and patient-care services.
Express Scripts is headquartered in St. Louis, Missouri. More information can be found at www.express-scripts.com, which includes expanded investor information and resources.
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